Exhibit 10.18.3

OMNIBUS AMENDMENT AGREEMENT

This OMNIBUS AMENDMENT AGREEMENT (this “Amendment”) is entered into as of September 30, 2011, by and among Biocept, Inc., a California corporation (the “Company”), and each of the entities identified on the signature pages hereto (each an “Investor” and collectively the “Investors”).

RECITALS

A. The Company and the Investors are parties to that certain Note and Warrant Purchase Agreement, dated as of February 1, 2011, as amended on July 1, 2011 and August 1, 2011 (as amended, the “Purchase Agreement”).

B. Pursuant to the Purchase Agreement the Company issued the following Secured Convertible Promissory Notes (collectively, the “Outstanding Notes”):

(i)	Secured Convertible Promissory Note, dated February 1, 2011, issued to The Reiss Family GST Exempt Marital Deduction Trust, in the principal amount of $1,000,000;

(ii)	Secured Convertible Promissory Note, dated March 1, 2011, issued to The Reiss Family Survivor’s Trust UDT dated December 19, 1988, in the principal amount of $1,000,000;

(iii)	Secured Convertible Promissory Note, dated April 1, 2011, issued to The Reiss Family GST Exempt Marital Deduction Trust, in the principal amount of $1,000,000;

(iv)	Secured Convertible Promissory Note, dated May 2, 2011, issued to The Reiss Family Survivor’s Trust UDT dated December 19, 1988, in the principal amount of $1,000,000;

(v)	Secured Convertible Promissory Note, dated June 1, 2011, issued to The Reiss Family GST Exempt Marital Deduction Trust, in the principal amount of $1,000,000;

(vi)	Secured Convertible Promissory Note, dated July 1, 2011, issued to The Reiss Family Survivor’s Trust UDT dated December 19, 1988, in the principal amount of $1,000,000;

(vii)	Secured Convertible Promissory Note, dated August 1, 2011, issued to The Reiss Family Survivor’s Trust UDT dated December 19, 1988, in the principal amount of $1,000,000; and

(viii)	Secured Convertible Promissory Note, dated September 12, 2011, issued to The Reiss Family Survivor’s Trust UDT dated December 19, 1988, in the principal amount of $1,000,000.

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C. The Company and the Investors are parties to that certain Subordinated Security Agreement, dated as of February 1, 2011 (the “Security Agreement”), pursuant to which the Company granted the Investors a subordinated security interest in certain assets of the Company as described therein.

D. The Company and the Investors desire to amend the Outstanding Notes to provide that the Maturity Date (as defined in the Outstanding Notes) of each Outstanding Note shall be December 31, 2012.

E. Section 14 of the Outstanding Notes provides that each Outstanding Note may be amended with the written consent of the Company and each Investor.

F. The Company is currently contemplating offering additional Secured Convertible Promissory Notes (collectively, the “Additional Notes”) to investors pursuant to the Purchase Agreement, and the Company and the Investors desire to amend the Purchase Agreement to provide that the Additional Notes shall mature on December 31, 2012.

G. Section 6.7 of the Purchase Agreement may be amended with the written consent of the Company and the holders of at least a majority in interest of the outstanding Securities (as defined in the Purchase Agreement).

H. To induce additional investors to purchase the Additional Notes, the Company and the Investors desire to amend the Security Agreement to provide that purchasers of the Additional Notes shall be made a party to the Security Agreement, to grant such persons or entities a subordinated security interest in certain assets of the Company as described therein.

I. Section 11.1 of the Security Agreement may be amended with the written consent of the Company and each Secured Party (as defined in the Security Agreement).

AGREEMENT

In exchange for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. Amendment to Outstanding Notes. Section 4.1 of each of the Outstanding Notes is hereby amended and restated in its entirety as set forth below:

“4.1 Maturity Date. This Note and all unpaid principal and accrued interest outstanding under this Note (the “Conversion Amount”) shall be due and payable on December 31, 2012 (the “Maturity Date”); provided, however, that the Maturity Date (i) may be extended for two successive three month periods upon the written consent of the Investor and (ii) shall be accelerated upon the occurrence of an Event of Default (defined below).”

2. Amendment to Purchase Agreement. Exhibit A of the Purchase Agreement shall be amended and restated to read in its entirety as set forth on Exhibit A hereto.

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3. Amendment to Security Agreement. A new Section 11.5 is hereby added to the Security Agreement as set forth below:

“11.5 Additional Parties. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional Notes pursuant to the Purchase Agreement, any purchaser of such Notes shall become a party to this Security Agreement by executing and delivering an additional counterpart signature page to this Security Agreement and shall be deemed a “Secured Party” and a party hereunder.”

4. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile or electronic signatures shall be as effective as original signatures.

(b) Except as expressly modified by this Amendment, the Purchase Agreement, the Outstanding Notes and the Security Agreement shall remain unmodified and in full force and effect.

(c) This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California without giving effect to its conflicts of laws principles.

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IN WITNESS WHEREOF, the parties hereto have executed this OMNIBUS AMENDMENT AGREEMENT as of the date set forth in the first paragraph above.

COMPANY: BIOCEPT, INC. a California corporation

By:	/s/ William Kachioff
Name:	William Kachioff
Title:	CFO

IN WITNESS WHEREOF, the parties hereto have executed this OMNIBUS AMENDMENT AGREEMENT as of the date set forth in the first paragraph above.

INVESTORS:

THE REISS FAMILY GST EX MARITAL DEDUCTION TRUST UDT 12/19/1988:

By:	/s/ Claire K. T. Reiss
Name:	CLAIRE K. T. REISS
Title:	Trustee

THE REISS FAMILY SURVIVOR’S TRUST UDT DATED DECEMBER 19, 1988:

By:	/s/ Claire K. T. Reiss
Name:	CLAIRE K. T. REISS
Title:	Trustee

EXHIBIT A

FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

[Incorporated by reference to Exhibit 10.18.6 of the issuer’s Form S-1 registration statement filed September 23, 2013.]